UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CREDIT SUISSE HIGH YIELD CREDIT FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CREDIT SUISSE HIGH YIELD CREDIT FUND

1285 Avenue of the Americas

New York, New York 10019

(800) 293-1232

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 21, 2026

TO THE SHAREHOLDERS OF

CREDIT SUISSE HIGH YIELD CREDIT FUND:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Credit Suisse High Yield Credit Fund (NYSE American: DHY) (the “Fund”) will be held at the offices of UBS Asset Management (Americas) LLC (“UBS AM (Americas)”), Eleven Madison Avenue (between East 24th and 25th Streets), Floor 2B, New York, New York 10010, on Tuesday, April 21, 2026, commencing at 4:00 p.m. Eastern Time.

The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

(1) To elect two (2) Non-Interested Trustees of the Fund.

This item is discussed in greater detail in the attached Proxy Statement. The Board of Trustees of the Fund has determined that it is in the best interest of shareholders and the Fund to vote “FOR” the proposal.

The close of business on March 12, 2026 has been fixed as the record date (the “Record Date”) for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

This notice and related proxy materials are first being mailed to shareholders on or about March 19, 2026.

By Order of the Board of Trustees,

OMAR TARIQ

Chief Executive Officer and President

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 19, 2026

New York, New York

CREDIT SUISSE HIGH YIELD CREDIT FUND

1285 Avenue of the Americas

New York, New York 10019

Proxy Statement for the

Annual Meeting of Shareholders

To Be Held on Tuesday, April 21, 2026

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board” and each member thereof, a “Trustee”) of Credit Suisse High Yield Credit Fund (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held at the offices of UBS Asset Management (Americas) LLC (“UBS AM (Americas)”), Eleven Madison Avenue (between East 24th and 25th Streets), Floor 2B, New York, New York 10010 on Tuesday, April 21, 2026 (commencing at 4:00 p.m. Eastern time) and at any adjournments thereof (collectively, the “Meeting”). A Notice of Annual Meeting of Shareholders and a proxy card (the “Proxy”) accompany this Proxy Statement.

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or personal interviews conducted by officers or employees of the Fund; UBS AM (Americas), the investment adviser to the Fund; State Street Bank and Trust Company, the administrator of the Fund (the “Administrator”); or EQ Fund Solutions, LLC (“EQ”), a professional proxy solicitation firm that has been retained by the Fund for a fee not to exceed $1,500 plus all reasonable out of pocket expenses (mailings, emails, and shareholder telephone calls) incurred on behalf of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and proxy solicitation firms for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, (c) payment to EQ for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement and accompanying Proxy are expected to be mailed to shareholders on or about March 19, 2026.

The principal executive office of the Fund and UBS AM (Americas) is 1285 Avenue of the Americas, New York, New York 10019. The principal executive office of the Administrator is 1 Congress Street, Boston, Massachusetts 02114.

The Fund’s Annual Report containing audited financial statements for the fiscal year ended October 31, 2025 has previously been furnished to all shareholders of the Fund. The Fund’s Annual Report is not to be regarded as proxy-soliciting material.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the

Proxy will be voted “FOR” each proposal presented at the Meeting, and will be voted on any matters that may properly come before the Meeting in accordance with the judgment of the persons named in the Proxy. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of the Fund, c/o Credit Suisse High Yield Credit Fund, Eleven Madison Avenue, 11th Floor, New York, New York 10010), voting again through the toll-free number or the Internet address listed in the Proxy or at the Meeting by executing a superseding Proxy or by submitting a notice of revocation. Merely attending the Meeting, however, will not revoke any previously submitted Proxy.

The presence in person or by proxy of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those Proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 130 days after the record date. At such adjourned Meeting, any business may be transacted which could have been transacted at the original Meeting.

A Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote (an abstention) or that represents a broker “non-vote” (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present at the Meeting, but that have not voted, for the purpose of determining a quorum for the transacting of business. Accordingly, shareholders are urged to forward their voting instructions promptly. Under Delaware law, abstentions and broker non-votes do not constitute a vote “FOR” or “AGAINST” a matter. The election of a Trustee requires that the successful candidate receive a plurality of votes cast at the Meeting in person or by proxy. A “plurality” vote means the candidate who receives the largest number of votes cast (even if they receive less than a majority) will be elected as a Trustee. Since each candidate for election as a Trustee in Proposal 1 is running unopposed, each candidate only needs one vote to be elected if there is a quorum present at the Meeting. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the election.

UBS AM (Americas) and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

The Fund has one class of shares of beneficial interest of capital stock (the “Shares”). On the record date, March 12, 2026, there were 103,609,624 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to a proportionate share of one vote. In accordance with the rules of the Securities and Exchange Commission (“SEC”), the Fund is advising its shareholders of the availability on the Internet of the proxy materials relating to the Meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because the Fund has elected to utilize the “full set delivery” option, the Fund is delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website.

In order that your Shares may be represented at the Meeting, you are requested to:

—	indicate your instructions on the Proxy;
—	date and sign the Proxy;
—	mail the Proxy promptly in the enclosed envelope; and
—	allow sufficient time for the Proxy to be received and processed on or before 4:00 p.m. Eastern Time on April 21, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Fund to Be Held on Tuesday, April 21, 2026. The Notice of Annual Meeting of Shareholders, Proxy Statement and the Fund’s most recent annual report are available on the Internet at https://us-fund.ubs.com/en/home. The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2025 to any Fund shareholder upon request. To request a copy, please write to the Fund c/o UBS Asset Management (Americas) LLC, 1285 Avenue of the Americas, 11th Floor, New York, NY 10019, or call 1-800-293-1232. You also may call for information on how to obtain directions to be able to attend the Meeting and vote virtually.

PROPOSAL 1: ELECTION OF TRUSTEES

The only proposal to be submitted at the Meeting will be the election of two (2) Non-Interested Trustees of the Fund to hold office for the term set forth below and until his or her successor is duly elected and qualified. Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund and the Fund’s investment adviser, UBS AM (Americas), are referred to in this Proxy Statement as “Non-Interested Trustees.” “Interested persons” of a fund include, among others, persons who currently have or have had certain affiliations or relationships with the fund or its investment adviser or principal underwriter. Trustees who are “interested persons” of the Fund and UBS AM (Americas) are referred to in this Proxy Statement as “Interested Trustees.”

Pursuant to the Fund’s Agreement and Declaration of Trust, the Board is divided into three classes, with each class having a term of three years. Each year the term of one class will expire. Each of Charles W. Gerber and Samantha Kappagoda currently serves as a Non-Interested Trustee of the Fund and has been nominated for election to the Board for the class and term as set forth below:

Charles W. Gerber	Class III	Three-year term to expire at the Fund’s 2029 Annual Meeting or until his successor is duly elected and qualified.

Samantha Kappagoda	Class III	Three-year term to expire at the Fund’s 2029 Annual Meeting or until her successor is duly elected and qualified.

Laura A. DeFelice and Lee M. Shaiman are each a Class I Trustee whose term will expire at the Fund’s 2027 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified. Mahendra R. Gupta and John G. Popp are each a Class II Trustee whose term will expire at the Fund’s 2028 Annual Meeting or until his sucessor is duly elected and qualified.

Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement.

The following tables set forth certain information regarding the nominee for election to the Board, Trustees whose terms of office continue beyond the Meeting, and the principal officers of the Fund.

TRUSTEES/NOMINEES

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen By Trustee or Nominee for Trustee	Other Directorships Held By Trustee or Nominee for Trustee During Past 5 Years

Nominees for Non-Interested Trustee:

Charles W. Gerber c/o UBS Asset Management (Americas) LLC Attn: General Counsel 1285 Avenue of the Americas, New York, New York 10019 Year of Birth: 1955	Trustee, Nominating Committee and Audit Committee Member	Trustee since 2024; current term ends at the 2026 annual meeting	Consultant, Canadian Imperial Bank of Commerce (financial services) from 2016 to present; Senior Adviser, Stoneturn Group, LLP (consulting) from 2016 to present.	2****	Director, MA Holdings, Inc. (real estate management) from 2023 to present.

Samantha Kappagoda c/o UBS Asset Management (Americas) LLC Attn: General Counsel 1285 Avenue of the Americas New York, New York 10019 Date of Birth: 1968	Trustee, Nominating Committee Chair and Audit Committee Member	Trustee and Nominating Committee Chair since 2023; current term ends at the 2026 annual meeting	Chief Economist and Co-Founder, Risk Economics, Inc. (economic analysis) from 2009 to present; Chief Data Scientist and Co-Managing Member, Numerati Partners LLC (research & development technology strategy) from 2012 to present; Affiliate of Analysis Group Inc. (economic analysis) from 2023 to present.	7	Member, Business Board of Governing Council at the University of Toronto from 2024 to present; Director of Girl Scouts of Greater New York (non-profit) from 2014 to 2025; Visiting Scholar, Courant Institute of Mathematical Sciences, New York University (education) from 2011 to present; Member, Senior Editorial Advisory Board Journal of Risk Finance, Emerald Publications (research) from 2005 to present.

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen By Trustee or Nominee for Trustee	Other Directorships Held By Trustee or Nominee for Trustee During Past 5 Years

Non-Interested Trustees:

Laura A. DeFelice c/o UBS Asset Management (Americas) LLC Attn: General Counsel 1285 Avenue of the Americas New York, New York 10019 Year of Birth: 1959	Chair of the Board of Trustees, Nominating Committee and Audit Committee Member	Chair of the Board since 2023; Trustee since 2019; current term ends at the 2027 annual meeting	Member and Founder of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Member and Founder of Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to 2025.	7	Director of the Lyric Opera of Chicago (performing arts) from 2021 to present.

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen By Trustee or Nominee for Trustee	Other Directorships Held By Trustee or Nominee for Trustee During Past 5 Years

Mahendra R. Gupta c/o UBS Asset Management (Americas) LLC Attn: General Counsel 1285 Avenue of the Americas New York, New York 10019 Year of Birth: 1956	Trustee, Nominating Committee Member and Audit Committee Chair	Trustee and Audit Committee Chair since 2019; current term ends at 2028 annual meeting	Professor, Washington University in St. Louis (education) from July 1990 to present; Partner, R.J. Mithaiwala (Food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (benchmark research) from July 2001 to present.	7	Director of Caleres Inc. (footwear) from 2012 to present; Director and Board Chair at The Foundation for Barnes- Jewish Hospital (healthcare) from 2018 to present and 2024 to present, respectively; Director of First Bank (finance) from 2023 to present; Director of ENDI Corporation (finance) from 2023 to present; Director of The Oasis Institute (not-for-profit) from 2022 to present; Director of the Consortium for Graduate Study in Management from November 2017 to 2023; Director of the Guardian Angels of St. Louis (not-for-profit) from July 2015 to 2021.

Lee M. Shaiman c/o UBS Asset Management (Americas) LLC Attn: General Counsel 1285 Avenue of the Americas, New York, New York 10019 Year of Birth: 1956	Trustee, Nominating Committee and Audit Committee Member	Trustee since 2024; current term ends at the 2027 annual meeting	Executive Director and Chief Executive Officer, Loan Syndications and Trading Association (financial trade association) from 2018 to 2024.	7	Director of Investcorp Credit Management BDC, Inc. (financial services) from 2019 to present.

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen By Trustee or Nominee for Trustee	Other Directorships Held By Trustee or Nominee for Trustee During Past 5 Years

Interested Trustee:

John G. Popp*** UBS Asset Management (Americas) LLC 1285 Avenue of the Americas New York, New York 10019 Year of Birth: 1956	Trustee; Chief Executive Officer and President from 2010 to 2024; Chief Investment Officer since 2024	Trustee since 2012; current term ends at the 2028 annual meeting	Managing Director of UBS AM (Americas); Global Head and Chief Investment Officer of the Credit Investment Group; Associated with UBS AM (Americas) and Credit Suisse Asset Management, LLC (“Credit Suisse”) and its predecessor since 1997; Officer of other Credit Suisse Funds.	7	None.

*

Subject to the Fund’s retirement policy, no Trustee shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after he/she has reached the age of 74 and a Trustee shall automatically be deemed to retire from the Board at the next annual shareholders’ meeting following the date that he/she reaches the age of 75 years even if his/her term of office has not expired on that date. The requirements of the retirement policy may be waived with respect to an individual Trustee.

**

The “Fund Complex” (or “Credit Suisse Funds”) consists of Credit Suisse High Yield Credit Fund, Credit Suisse Asset Management Income Fund, Inc., Credit Suisse Commodity Strategy Funds (which currently consists of two portfolios), Credit Suisse Opportunity Funds (which currently consists of two portfolios) and Credit Suisse Trust (which currently consists of one portfolio).

***	Mr. Popp is an “interested person” of the Fund as defined in the 1940 Act by virtue of his current position as an officer of UBS AM (Americas).
****	Mr. Gerber also serves on the advisory board of all of the open-end Credit Suisse Funds.

OFFICERS WHO ARE NOT TRUSTEES

Name, Address and Year of Birth	Term of Office* and Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Omar Tariq UBS Asset Management (Americas) LLC 1285 Avenue of the Americas New York, New York 10019 Year of Birth: 1983	Chief Executive Officer and President	Since 2024	Executive Director of UBS AM (Americas) since May 2024; Director of Credit Suisse from March 2019 to May 2024; Chief Financial Officer and Treasurer of the Credit Suisse Funds from 2019 to 2024; Senior Manager of PricewaterhouseCoopers, LLP from September 2010 to March 2019; Associated with Credit Suisse and UBS AM (Americas) since May 2019; Officer of other Credit Suisse Funds.

Brandi Sinkovich UBS Asset Management (Americas) LLC 1285 Avenue of the Americas New York, New York 10019 Year of Birth: 1979	Chief Compliance Officer	Since 2023	Executive Director of UBS AM (Americas) since May 2024; Director of Credit Suisse from January 2023 to May 2024; Vice President and Regulatory Counsel, Exos Financial from May 2022 to January 2023; Vice President and Compliance Officer, Neuberger Berman from June 2019 to May 2022; Associated with Credit Suisse since January 2023; Officer of other Credit Suisse Funds.

Name, Address and Year of Birth	Term of Office* and Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Lou Anne McInnis UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Legal Officer	Since 2015	Executive Director of UBS AM (Americas) since May 2024; Director of Credit Suisse from April 2015 to May 2024; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Associated with Credit Suisse and UBS AM (Americas) since April 2015; Officer of other Credit Suisse Funds.

Karen Regan UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1963	Senior Vice President and Secretary	Since 2010	Director of UBS AM (Americas) since May 2024; Vice President of Credit Suisse from January 2008 to May 2024; Associated with Credit Suisse and UBS AM (Americas) since December 2004; Officer of other Credit Suisse Funds.

Rose Ann Bubloski UBS Asset Management (Americas) LLC 1285 Avenue of the Americas New York, New York 10019 Year of Birth: 1968	Chief Financial Officer and Treasurer	Since 2024	Director and Senior Manager of UBS AM (Americas) since 2011; Associated with UBS AM (Americas) since March 1994; Officer of other Credit Suisse Funds.

*

The current terms of office of the Fund’s officers will end at the Board’s meeting next following the Meeting, at which meeting it is anticipated that the Board will consider electing the Fund’s officers for an additional term.

Qualification of Board of Trustees/Nominees

The Board believes that each Trustee’s and nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee and nominee should serve as a Trustee. Among the attributes common to all Trustees and the nominee are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, UBS AM

(Americas), other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s or nominee’s ability to perform his or her duties effectively may have been attained through the Trustee’s or nominee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee and nominee that support the conclusion that each person should serve as a Trustee or nominee.

Non-Interested Trustees/Nominees

Laura A. DeFelice. Ms. DeFelice has been a Trustee since 2019 of the Fund and Chair of the Board since November 2023. Ms. DeFelice is the founding principal of two companies, one focusing on multi-family and commercial real estate ownership, leasing and management, and the other focusing on renewable energy project development. She has over 25 years of business experience in the financial services industry, including as a law firm partner specializing in structured finance. Ms. DeFelice also serves on the boards of directors/trustees of all of the open-end Credit Suisse Funds and another closed-end fund in the Fund Complex.

Charles W. Gerber. Mr. Gerber has been a Trustee since 2024. Mr. Gerber is a Consultant of Canadian Imperial Bank of Commerce, a Senior Adviser of Stoneturn Group, LLP, and a Director of Michael Anthony Holdings, Inc. He has over 30 years of experience in financial services and related legal, compliance and corporate governance matters. Mr. Gerber also serves on the advisory board of the boards of trustees of all of the open-end Credit Suisse Funds and on the board of directors of another closed-end fund in the Fund Complex.

Mahendra R. Gupta. Mr. Gupta has been a Trustee and Chair of the Audit Committee of the Fund since 2019. Mr. Gupta is a Professor at Washington University in St. Louis. He has over 30 years of academic experience as a professor of accounting and management. Mr. Gupta also serves on the boards of directors/trustees of all of the open-end Credit Suisse Funds and another closed-end fund in the Fund Complex.

Samantha Kappagoda. Ms. Kappagoda has been a Trustee and Chair of the Nominating Committee since 2023. Ms. Kappagoda is the Chief Economist and Co-Founder of Risk Economics, Inc. and Co-Managing Member of Numerati Partners LLC. She has over 30 years of experience as an economist. Ms. Kappagoda also serves on the boards of directors/trustees of all of the open-end Credit Suisse Funds and another closed-end fund in the Fund Complex.

Lee M. Shaiman. Mr. Shaiman has been a Trustee since 2024. Mr. Shaiman is a Director of Investcorp Credit Management BDC, Inc., and from 2018 to 2024, he served as the Executive Director and Chief Executive Officer of the Loan Syndications and Trading Association. He has 40 years of experience in the financial services industry as an investment banker, financial analyst, debt syndicate manager and portfolio manager. Mr. Shaiman also serves on the boards of directors/trustees of all of the open-end Credit Suisse Funds and another closed-end fund in the Fund Complex.

Interested Trustee

John G. Popp. Mr. Popp has been a Trustee since 2012. Mr. Popp is the Chief Investment Officer of the Fund and another closed-end fund in the Fund Complex. He is a Managing Director of UBS AM (Americas). He is the Global Head and Chief Investment Officer of the Credit Investments Group. Mr. Popp has been associated with UBS AM (Americas) and Credit Suisse since 1997. He has over 30 years of business experience in the financial services industry. Mr. Popp has been a trustee since 2017 of all of the open-end funds in the Fund Complex and is a director of another closed-end fund in the Fund Complex. Mr. Popp also served from 2010 to 2024 as Chief Executive Officer and President of all of the funds in the Fund Complex.

Specific details regarding each Trustee’s and nominee’s principal occupations during the past five years are included in the table above.

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Investment Companies (as defined below) beneficially owned by each Trustee or nominee.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund*(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Credit Suisse Family of Investment Companies*(1)(3)
Nominees for Non-Interested Trustee:
Charles W. Gerber	A	C
Samantha Kappagoda	A	A

Non-Interested Trustees:
Laura A. DeFelice	E	E
Mahendra R. Gupta	A	E
Lee M. Shaiman	A	A

Interested Trustee:

John G. Popp	D	E

*	Key to Dollar Ranges:

A.	None
B.	$1- $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	over $100,000

(1)

This information has been furnished by each Trustee as of February 28, 2026. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	The Fund’s Trustees and officers, in the aggregate, own less than 1% of the Fund’s outstanding equity securities.

(3)

“Credit Suisse Family of Investment Companies” means those registered investment companies that share UBS AM (Americas) as their investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of February 28, 2026, none of the nominees for election to the Board, the Non-Interested Trustees or their immediate family members owned beneficially or of record any class of securities in UBS AM (Americas) or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with UBS AM (Americas).

During the fiscal year ended October 31, 2025, each Non-Interested Trustee received an annual retainer of $70,560 for four quarterly meetings and one special meeting and was reimbursed for expenses incurred in connection with his or her attendance at the Fund’s Board meetings. During the fiscal year ended October 31, 2025, the Chair of the Board received an additional annual fee of $4,764, and the Audit Committee Chair received an additional annual fee of $2,609. The Nominating Committee Chair received an additional annual fee of $1,072. The total remuneration paid by the Fund during the fiscal year ended October 31, 2025 to all such Non-Interested Trustees was $230,165.

During the fiscal year ended October 31, 2025, the Board convened nine times. Each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he or she served during the period for which he or she was a Trustee.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged UBS AM (Americas) to manage the Fund on a day-to-day basis. The Board is responsible for overseeing UBS AM (Americas) and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter. The Board is currently composed of six members, each of whom, other than Mr. Popp, is a Non-Interested Trustee. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Non-Interested Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Laura DeFelice, a Non-Interested Trustee, to serve in the role of Chair. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with UBS AM (Americas), counsel and other Trustees generally between meetings. The Chair serves as a key point person for dealings between management and the Trustees. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of UBS AM (Americas) and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. UBS AM (Americas) and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of UBS AM (Americas) and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, UBS AM (Americas), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

All of the Trustees, except for John G. Popp, constitute the Fund’s Audit Committee, which is composed of Trustees who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the NYSE American, LLC, formerly known as NYSE MKT, LLC (the “NYSE American”)). The Audit Committee convened five times during the fiscal year ended October 31, 2025. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

All of the Trustees, except for John G. Popp, constitute the Fund’s Nominating Committee, which is composed of Trustees who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of NYSE American). The Nominating Committee met three times during the fiscal year ended October 31, 2025. At a meeting of the Nominating Committee held on

February 10, 2026, the Nominating Committee nominated Charles W. Gerber and Samantha Kappagoda for election at the Meeting to each serve a three-year term. The Nominating Committee selects and nominates new Trustees. The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to the Fund’s proxy statement dated March 20, 2024). In nominating candidates, the Nominating Committee will take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. With respect to diversity, the Nominating Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o UBS Asset Management (Americas) LLC, Eleven Madison Avenue, 11th Floor, New York, New York 10010. Shareholders or shareholder groups submitting proposed candidates must substantiate compliance with the requirements in the Fund’s By-laws at the time of submitting their proposed candidate. Any submission should include, at a minimum, the following information: As to each individual proposed for election or re-election as trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a trustee (if elected)). To be considered for inclusion in the Fund’s proxy statement, the submission must be delivered to or mailed and received at the principal executive offices of the Fund not later than 120 days, nor earlier than 150 days, before the first anniversary of the date on which the Fund first mailed its proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such stockholder to be timely must be so received not earlier than 150 days prior to such annual meeting and not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board c/o the Secretary of the Fund. All such communications will be directed to the Board’s attention.

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

REPORT OF THE AUDIT COMMITTEE

Pursuant to the Audit Committee Charter adopted by the Board (a copy of which was included as Appendix B to the Fund’s proxy statement dated March 20, 2024), the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm and overseeing the Fund’s internal controls. The Fund’s Audit Committee Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by Ernst & Young LLP (“EY”) to the Fund and to UBS AM (Americas) and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Company Accounting Oversight Board (United States).

The Audit Committee has met with the Fund’s management to discuss, among other things, the Fund’s audited financial statements for the fiscal year ended October 31, 2025. The Audit Committee has also met with the Fund’s independent registered public accounting firm, EY, and discussed with them certain matters required by Statement of Auditing Standards No. 114, The Auditor’s Communication with those Charged with Governance, as currently modified or supplemented, including, but not limited to, the scope of the Fund’s audit, the Fund’s financial statements and the Fund’s accounting controls. The Audit Committee has received from EY the letter required by the SEC’s independence rules describing any relationships between it and the Fund, UBS AM (Americas) and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. The Audit Committee has discussed with EY its independence and has considered whether the provision of services by EY to the Fund, UBS AM (Americas) and its affiliates was compatible with maintaining EY’s independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s 2025 Annual Report to Shareholders for the fiscal year ended October 31, 2025 and be mailed to shareholders and filed with the SEC.

Submitted by the Audit Committee of the Fund’s Board of Trustees

Laura A. DeFelice

Charles W. Gerber

Mahendra R. Gupta

Samantha Kappagoda

Lee M. Shaiman

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on August 12, 2025, the Fund’s Audit Committee approved the selection of EY as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2026. EY has been the Fund’s independent registered public accounting firm since June 19, 2024, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of EY will be available by telephone at the Meeting and will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

The information in the table below is provided for services rendered to the Fund showing the amount of fees billed to the Fund during the registrant’s last two fiscal years by EY. For the engagement with EY, the Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund for its fiscal years ended October 31, 2024 and October 31, 2025, respectively.

	2024	2025

Audit Fees	$43,700	$43,700

Audit-Related Fees	$—	—

Tax Fees	$—	—

All Other Fees	$—	—

Total	$43,700	$43,700

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to UBS AM (Americas) and any service provider to the Fund controlling, controlled by or under common control with UBS AM (Americas) that provided ongoing services to the Fund (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than UBS AM (Americas) or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM (Americas) and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate fees billed for the fiscal years ended October 31, 2024 and 2025 by EY for non-audit services rendered to the Fund, UBS AM (Americas) or Covered Service Providers were $0 and $0, respectively.

All of the services described above were pre-approved by the Audit Committee.

COMPENSATION

The following table shows certain compensation information for the Trustees for the fiscal year ended October 31, 2025. All officers of the Fund are employees of and are compensated by UBS AM (Americas). None of the Fund’s executive officers or Trustees who are also officers or directors of UBS AM (Americas) received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

Name of Trustee	Aggregate Compensation From the Fund	Total Compensation From Fund and Fund Complex Paid to Trustee or Nominee*
Non-Interested Trustees:

Laura A. DeFelice	$49,205	$177,963

Mahendra R. Gupta	$47,410	$167,162

Samantha Kappagoda	$45,152	$151,455

Steven N. Rappaport**	$—	$38,636

Charles W. Gerber	$44,318	$140,750

Lee M. Shaiman	$44,080	$139,800

*

7 funds comprise the Fund Complex and each Trustee, other than Charles W. Gerber, serves as a director/trustee on the board of each fund in the Fund Complex. Mr. Gerber serves on the board of one other closed-end Credit Suisse Fund and on the advisory board of all of the open-end Credit Suisse Funds.

**	Mr. Rappaport retired as a Trustee effective December 31, 2024.

THE FUND’S BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE FUND’S NOMINEES FOR TRUSTEE.

ADDITIONAL INFORMATION

Beneficial Owners

Based upon the Fund’s review of filings made pursuant to Section 13 of the 1934 Act, as of March 12, 2026, to the Fund’s knowledge the following shareholder beneficially owned over 5% of the Fund’s shares:

Name and Address	Number of Shares Beneficially Owned		Percent of Share Class
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	22,260,656	*	21.49%

*

As stated in Schedule 13G/A filed with the SEC on October 22, 2025, First Trust Portfolios L.P., First Trust Advisors L.P. and the Charger Corporation share beneficial ownership of 22,260,656 Shares, or 21.49% of the common stock.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund’s officers and trustees, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund’s shares to file reports of ownership with the SEC and the Fund.

Based solely upon its review of the copies of such forms and amendments thereto filed electronically with the SEC during the fiscal year ended October 31, 2025 and written representations received by it, the Fund believes that, for the fiscal year ended October 31, 2025, such forms were filed on a timely basis.

SHAREHOLDER PROPOSALS

Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund’s proxy materials relating to its 2027 annual meeting of shareholders, pursuant to Rule 14a-8 under the 1934 Act, the shareholder must deliver the proposal to the offices of the Fund by November 19, 2026. In the event the Fund moves the date of its 2027 annual shareholder meeting by more than 30 days from the anniversary of its 2026 annual shareholder meeting, shareholder submissions of proposals for inclusion in the Fund’s proxy statement and proxy card for the 2027 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2027 annual shareholder meeting. Under Rule 14a-8, a shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. Additionally, a shareholder desiring to submit a proposal must be: (i) a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least three years, (ii) a record or beneficial owner of Shares with a market value of at least $15,000 and must have held such Shares for at least two years, or (iii) a record or beneficial owner of Shares with a market value of at least $25,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy materials.

Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy materials relating to its 2027 annual meeting of shareholders pursuant to Rule 14a-8 under the 1934 Act may submit a proposal to be considered for inclusion in the Fund’s proxy materials relating to its 2027 annual meeting of shareholders in accordance with the Fund’s By-laws. Such shareholder proposal must be received by the Fund no earlier than October 20, 2026 and no later than November 19, 2026, assuming that the 2027 annual meeting of shareholders is held within 30 days of April 21, 2027.

Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder in compliance with the requirements in the Fund’s By-laws.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (by certified mail being recommended) to and received by, Credit Suisse High Yield Credit Fund c/o UBS Asset Management (Americas) LLC, Eleven Madison Avenue, 11th Floor, New York, New York 10010 not later than 120 days, nor earlier than 150 days, before the first anniversary of the date on which the Fund first mailed its proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such shareholder to be timely must be so received not earlier than 150 days prior to such annual meeting and not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

Any such notice by a shareholder shall set forth:

(i) as to any business that the shareholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the annual meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and

(ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:

(1) the name and address of such shareholder, as they appear on the Fund’s books, and of such beneficial owner,

(2) the class and number of shares which are owned beneficially and of record by such shareholder and such beneficial owner and any Person1 who has a Disclosable Relationship2 with such shareholder or beneficial owner (“Shareholder Associate”),

(3) the name of each nominee holder of shares owned beneficially but not of record by such shareholder and such beneficial owner and their respective Shareholder Associates, and the number of such shares held by each such nominee holder,

(4) a description of any agreement, arrangement or understanding (whether written or oral) with respect to the proposal between or among such shareholder and such beneficial owner, any of their respective Shareholder Associates, and any other Person or Persons (including their names) in connection with the proposal of such business and any material interest of such Person or any Shareholder Associate of such Person, in such business, including any anticipated benefit therefrom to such Person, or any Shareholder Associate of such Person,

(5) a description of any agreement, arrangement or understanding, whether written or oral (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares), that has been entered into as of the date of the shareholder’s notice by, or on behalf of, such shareholder and such beneficial owners or their respective

1 “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a series or portfolio of any of the foregoing, or a government or political subdivision or an agency or instrumentality thereof.

2 “Disclosable Relationship” with respect to another Person means (A) the existence at any time during the current calendar year or at any time within the two most recently completed calendar years of any agreement, arrangement, understanding (whether written or oral) or practice, including sharing of information, decisions or actions, of a Person with such other Person with respect to the Fund or shares of the Fund, (B) the beneficial ownership of securities of any Person known by such Person to beneficially own shares of the Fund and of which such Person knows such other Person also beneficially owns any securities, (C) sharing beneficial ownership of any securities with such other Person, (D) being an immediate family member of such other Person, (E) the existence at any time during the current calendar year or at any time within the two most recently completed calendar years of a material business or professional relationship with such other Person or with any Person of which such other Person is a holder of 5% or more of the outstanding voting securities, officer, director, general partner, managing member or employee or (F) controlling, being controlled by or being under common control with such other Person.

Shareholder Associates, the effect or intent of which is to mitigate loss to, manage the risk of or benefit from Fund share price changes, or increase or decrease the voting power of, such shareholder or such beneficial owner or their respective Shareholder Associates, with respect to shares of the Fund,

(6) a description of all commercial and professional relationships and transactions between or among such shareholder and such beneficial owners or their respective Shareholder Associates, and any other Person or Persons known to such shareholder and such beneficial owners or their respective Shareholder Associates to have a material interest in the matter that is the subject of such notice,

(7) the investment strategy or objective, if any, of such shareholder and such beneficial owners and their respective Shareholder Associates that are not individuals, and a copy of the most recent prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such shareholder, beneficial owner and each such Shareholder Associate,

(8) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business,

(9) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Fund’s outstanding shares required to approve or adopt the proposal and/or (b) otherwise to solicit proxies from shareholders in support of such proposal, and

(10) any other information relating to such shareholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such shareholder or beneficial owner with respect to the proposed business to be brought by such Shareholder or beneficial owner before the meeting pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder, whether or not the shareholder submitting the notice intends to deliver a proxy statement or solicit proxies.

(iii) A shareholder providing notice of any business proposed to be brought before a meeting of shareholders shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for determining the shareholders entitled to receive notice of the meeting of shareholders and such update and supplement shall be received by the Secretary of the Fund at the principal executive offices of the Fund not later than 5 business days after the record date for determining the shareholders entitled to receive notice of the meeting of shareholders.

The foregoing notice requirements shall be deemed satisfied by a shareholder if the shareholder has notified the Fund of his, her or its intention to present a proposal at a meeting in compliance with Rule 14a-8 promulgated under the 1934 Act and such shareholder’s proposal has been included in a proxy statement that has been prepared by the Fund to solicit proxies for such meeting.

The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2027 annual meeting of shareholders not included in the proxy statement and form of proxy that are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at (800) 293-1232. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Fund in writing at: 1285 Avenue of the Americas, 11th Floor, New York, New York 10019 or call the Fund at (800) 293-1232.

Other Business

Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

CREDIT SUISSE

HIGH YIELD CREDIT FUND

April 21, 2026

002CS-12817

ANNUAL MEETING PROXY CARD

Credit Suisse High Yield Credit Fund

Eleven Madison Avenue

New York, NY 10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF CREDIT SUISSE HIGH YIELD CREDIT FUND

The undersigned hereby appoints Omar Tariq and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse High Yield Credit Fund (the “Fund”) that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of UBS Asset Management (Americas) LLC, Eleven Madison Avenue, Floor 2B, New York, NY 10010, on April 21, 2026 at 4:00 p.m. Eastern Time.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Trustees in favor of the Board’s nominees for Trustee named below.

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented to the meeting or any adjournments, postponements, continuations, or reschedulings thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.
Signature	Date
Signature (if held jointly)	Date
Title if a corporation, partnership or other entity

▲ PLEASE FOLD HERE ▲

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ⬛

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED.

	For	Withhold

Charles W. Gerber	☐	☐

Samantha Kappagoda	☐	☐

Charles W. Gerber and Samantha Kappagoda are each being nominated to serve a three-year term.

MAILID:	“Scanner Bar Code”	CUSIP: 22544F103